Approval of Powers of Attorney – Homestead Funds, Inc.

RESOLVED, that the Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Corporation”) hereby approves and authorizes the use of the Powers of Attorney executed by the Board and certain officers of the Corporation appointing Danielle Sieverling and Natalya Zelensky as attorneys-in-fact for the purpose of signing and filing on behalf of the Corporation registration statements and any amendments thereto under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission, and the attorneys-in-fact are hereby authorized to act in accordance with such Powers of Attorney for the purposes described in the Powers of Attorney.

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Judith H. McKinney, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated: March 19, 2026

/s/ Judith H. McKinney

Judith H. McKinney
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Amy M. DiMauro, the undersigned Treasurer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Treasurer of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 19, 2026

/s/ Amy M. DiMauro

Amy M. DiMauro
Treasurer (Principal Financial Officer)

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Sheldon C. Petersen, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 19, 2026

/s/ Sheldon C. Petersen

Sheldon C. Petersen
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Peter J. Tonetti, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated: March 19, 2026

/s/ Peter J. Tonetti

Peter J. Tonetti
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Julie H. Dellinger, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 19, 2026

/s/ Julie H. Dellinger

Julie H. Dellinger
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Douglas W. Johnson, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 19, 2026

/s/ Douglas W. Johnson

Douglas W. Johnson
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark Rose, the undersigned Director of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 19, 2026

/s/ Mark Rose

Mark Rose
Director

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

POWER OF ATTORNEY

I, Mark D. Santero, the undersigned Director, President and Chief Executive Officer of Homestead Funds, Inc. (the “Corporation”), a Maryland corporation, hereby constitute and appoint Danielle Sieverling and Natalya Zelensky, each of Arlington, Virginia, each singly, my true and lawful agent and attorney-in-fact with full power and substitution for each of them, for me and on my behalf and in my name, place and stead, and in my capacity as Director, President and Chief Executive Officer of the Corporation, to execute and file any of the documents referred to below relating to the registrations under the Securities Act of 1933, as amended, (33-35788) and the Investment Company Act of 1940, as amended, (811-06136), with respect to registration statements on any form or forms under the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to have full power and authority to do or to cause to be done in my name and on my behalf each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact may do or cause to be done by virtue thereof.

Dated:  March 19, 2026

 /s/ Mark D. Santero

Mark D. Santero
Director, President and Chief Executive Officer